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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of  Report: August 26, 2003

                        Date of earliest event reported:  August 20, 2003


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                    75-2217002
      (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                     Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                     79065
 (Address of principal executive offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
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          (Former name or former address, if changed since last report)



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                     UNITED MEDICORP, INC. AND SUBSIDIARIES




Item 7.  Financial Statements and Exhibits
(c.)    Exhibits

    EXHIBIT
    NUMBER                             DESCRIPTION OF EXHIBIT
    ------                             ----------------------

     99.1                          Press Release dated August 20, 2003


Item 9. Regulation FD Disclosure

         See Item 12. Results of Operations and Financial Disclosure

Item 12. Results of Operations and Financial Condition

    A copy of the press release issued by United Medicorp, Inc. on August 20, 2003, describing its results of operations for the quarter ended June 30, 2003, is attached hereto as exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:      /s/ Nathan Bailey                             Date: August 26, 2003
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         Nathan Bailey
         Vice President and Controller
         (Principal Accounting Officer)




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